                                   EXHIBIT 1

     JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
             FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. VOTING TRUST,
         ERIC F. BILLINGS, EMANUEL J. FRIEDMAN AND W. RUSSELL RAMSEY

         WHEREAS, in accordance with Rule 13d-1(f) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

         NOW, THEREFORE, the parties hereto agree as follows:

         FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. VOTING TRUST, ERIC F. BILLINGS, EMANUEL J. FRIEDMAN AND W. RUSSELL RAMSEY hereby agree, in accordance with Rule 13d-1(f) under the Act, to file a statement on Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.

                                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
Dated:   March 17, 1998              By:   /s/ EMANUEL J. FRIEDMAN
                                        -----------------------------------
                                         Name: Emanuel J. Friedman
                                         Title: Chairman

Dated:   March 17, 1998              FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
                                     VOTING TRUST
                                     By: /s/ ERIC F. BILLINGS
                                         ----------------------------------
                                         Eric F. Billings
                                         Trustee

                                     By: /s/ EMANUEL J. FRIEDMAN
                                         ----------------------------------
                                         Emanuel J. Friedman
                                         Trustee

                                     By: /s/ W. RUSSELL RAMSEY
                                         ----------------------------------
                                         W. Russell Ramsey
                                         Trustee

                                     By: /s/ ERIC F. BILLINGS
Dated:   March 17, 1998                 -----------------------------------
                                             Eric F. Billings

                                     By: /s/ EMANUEL J. FRIEDMAN
Dated:   March 17, 1998                 -----------------------------------
                                             Emanuel J. Friedman

                                     By: /s/ W. RUSSELL RAMSEY
Dated:   March 17, 1998                 -----------------------------------
                                             W. Russell Ramsey